Item 77 Q1(g):  Exhibits


An Amendment to Declaration and Agreement of Trust for the Lord Abbett Securities Trust - Lord Abbett Large-Cap Value Fund is hereby incorporated by reference to the Post-Effective Amendment No. 41 to the Trust's Registration Statement filed on June 26, 2003 (Accession Number: 0001047469-03-022364).